Exhibit 10.1

SUBSCRIPTION AGREEMENT

Elephant Talk Communications Corp.

Offering of Units,

Unit consisting of: (i) One (1) convertible promissory note in the principal amount of $30,000 (the “Notes”), which is convertible into shares (the “Note Shares”) of Common Stock of the Company, $.00001 par value, (the “Common Stock”) at the option of the holder at a conversion price of $.30 per share; and (ii) a five-year warrant (each a “Warrant” and collectively, the “Warrants”) to purchase one hundred thousand (100,000) shares of Common Stock (the “Warrant Shares”) at an exercise price of $.45 per share (the “Warrant Exercise Price”)

Offering Price: $30,000 Per Unit

Minimum Offering: 17 Units ($510,000)

Maximum Offering: 140 Units ($4,200,000)

HOW TO SUBSCRIBE

The minimum investment which must be made by any subscriber is one Unit of Elephant Talk Communications Corp. (the “Company”). Any qualified subscriber who wishes to purchase Units should deliver the following items to the Selling Agent:

(1)	one dated and executed copy of the Subscription Agreement with all blanks properly completed;
(2)	one dated and executed copy of the Confidential Subscriber Questionnaire with all blanks properly completed; and
(3)	either:

(i) a check payable to the order of “Continental Stock Transfer & Trust Company, LLC as Escrow Agent for Elephant Talk Communications Corp.” in the amount of $30,000 per each Unit purchased; or

(ii) wire transfer to “Continental Stock Transfer & Trust Company, LLC as Escrow Agent for Elephant Talk Communications Corp.” in accordance with the wire transfer instructions attached hereto as Exhibit A. All subscription proceeds received and accepted will be deposited directly into the Escrow Account pending receipt of funds equal or greater than to the Minimum Offering at which time the proceeds will be distributed to the operating account of the Company in the initial closing (“Initial Closing”). The Company may conduct subsequent closings (each, a “Subsequent Closing”) until the earlier of: (i) the Termination Date (hereinafter defined), or (ii) the date upon which the Maximum Amount is subscribed for by Investors (the “Final Closing”). Each of the Initial Closing, Subsequent Closings and the Final Closing is referred to as a “Closing.”

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ELEPHANT TALK COMMUNICATIONS CORP.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter “Subscriber”) hereby confirms his/her/its subscription for the purchase of ______________ units (the “Units”), with each Unit consisting of : one (1) convertible promissory note in the principal amount of $30,000 (the “Notes”), which is convertible into shares (the “Note Shares”) of Common Stock of the Company, $.00001 par value, (the “Common Stock”) at the option of the holder at a conversion price of $.30 per share; and a five-year warrant (each a “Warrant” and collectively, the “Warrants”) to purchase one hundred thousand (100,000) shares of Common Stock (the “Warrant Shares”) at an exercise price of $.45 per share (the “Warrant Exercise Price”), of Elephant Talk Communications Corp., a Delaware corporation (the “Company”), on the terms described below.

Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Private Placement Memorandum dated December 2, 2015. The Units, Notes and Warrants are sometimes referred to herein as the “Securities.”

In connection with this subscription, Subscriber and the Company agree as follows:

1.          Purchase and Sale of the Units.

(a)          The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, units for the aggregate subscription amount set forth on the signature page hereto. The Subscriber understands that this subscription is not binding upon the Company until the Company accepts it. The Subscriber acknowledges and understands that acceptance of this Subscription will be made only by a duly authorized representative of the Company executing and mailing or otherwise delivering to the Subscriber at the Subscriber’s address set forth herein, a counterpart copy of the signature page to this Subscription Agreement indicating the Company’s acceptance of this Subscription. The Company reserves the right, in its sole discretion for any reason whatsoever, to accept or reject this subscription in whole or in part. Following the acceptance of this Subscription Agreement by the Company, the Company shall issue and deliver to Subscriber the Units subscribed for hereunder against payment in U.S. Dollars of the Purchase Price (as defined below). If this subscription is rejected, the Company and the Subscriber shall thereafter have no further rights or obligations to each other under or in connection with this Subscription Agreement. If this subscription is not accepted by the Company on or before the last day of the Offering Period, this subscription shall be deemed rejected.

(b)          Subscriber has hereby delivered and paid concurrently herewith the aggregate purchase price for the Unit set forth on the signature page hereof in an amount required to purchase and pay for the Unit subscribed for hereunder (the “Purchase Price”), which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “Elephant Talk Communications Corp.”

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(c)          Subscriber understands and acknowledges that this subscription is part of a private placement by the Company of up to a minimum of $510,000 (the “Minimum Amount”) and a maximum of $4,200,000 in Units, which offering is being made on a “all-or-none” basis with respect to the Minimum Amount and a “best efforts” basis with respect to the Maximum Amount. Subscriber understands that Company must sell the Minimum Amount before it receives, and have the right to expend, the net proceeds from the sale of any Units. The proceeds from the sale of the Units will be held in escrow until at least the Minimum Amount is met, and the Company, upon accepting subscriptions, at its discretion may immediately thereafter conduct a closing and expend the subscription proceeds.

2.          Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company and the Selling Agent as follows:

(a)          Subscriber is an “accredited investor” as defined by Rule 501 under the Securities Act of 1933, as amended (the “Act”), and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities and has the ability and capacity to protect Subscriber’s interests.

(b)          Subscriber understands that the Securities have not been registered. Subscriber understands that the Securities will not be registered under the Act on the ground that the issuance thereof is exempt under Section 4(a)(2) and Rule 506 (b) of the Act and as a transaction by an issuer not involving any public offering and that, in the view of the United States Securities and Exchange Commission (the “SEC”), the statutory basis for the exception claimed would not be present if any of the representations and warranties of Subscriber contained in this Subscription Agreement or those of other purchasers of the Units are untrue or, notwithstanding the Subscriber’s representations and warranties, the Subscriber currently has in mind acquiring any of the Units for resale upon the occurrence or non-occurrence of some predetermined event.

(c)          Subscriber is purchasing the Unit subscribed for hereby for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstance, except selling, transferring, or disposing of the Securities in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(d)          Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from, the Company or any authorized person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any authorized person acting on its behalf. Subscriber has received and reviewed the Memorandum, and all the information concerning the Company and the Securities, both written and oral, that Subscriber desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review: (i) copies of all of the Company’s publicly available documents, Memorandum, and (ii) all information, both written and oral, that Subscriber desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on (i) Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph, and (ii) the information described in subparagraph 2(g) below. Subscriber understands that no person has been authorized to give any information or to make any representations which were not contained in the Memorandum and Subscriber has not relied on any other representations or information.

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(f)          Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber’s obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principles of equity, whether such enforcement is considered in a proceeding in equity or law.

(g)          Subscriber has carefully considered and has discussed with the Subscriber’s legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Subscription Agreement for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has independently determined that this investment and the transactions contemplated by this Subscription Agreement are a suitable investment for the Subscriber. Subscriber has relied solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h)          This Subscription Agreement and the Confidential Subscriber Questionnaire accompanying this Subscription Agreement do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i)          There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s assets before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j)          The execution, delivery and performance of and compliance with this Subscription Agreement and the issuance of the Notes and Warrants constituting the components of the Units will not result in any violation of, or conflict with, or constitute a default under, any of Subscriber’s articles of incorporation or by-laws, or equivalent limited liability company, trust or partnership documents, if applicable, or any agreement to which Subscriber is a party or by which it is bound, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Units.

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(k)          Subscriber acknowledges that an investment in the Securities is speculative and involves a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(l)          Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the “Risk Factors” section of the Memorandum.

(m)          Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(n)          Subscriber is aware that the Units, the Notes and Warrants are, and the Common Stock issuable upon exercise of the Warrant will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o)          Subscriber understands that the Notes and Warrants shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR APPLICABLE STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY SECURITY INTO WHICH IT MAY BE CONVERTED NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF AT ANY TIME IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(p)          Because of the legal restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company’s intention to do so. Any sales, transfers, or other dispositions of the Notes or Warrants by Subscriber, if any, will be made in compliance with the Act and all applicable rules and regulations promulgated thereunder.

(q)          Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

(r)          Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford a complete loss of the investment, and (ii) (A) Subscriber could be reasonably assumed to have the ability and capacity to protect his/her/its interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

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(s)          Subscriber further represents that the address of Subscriber set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to the resale or distribution thereof; and that Subscriber has not formed any entity, and is not an entity formed, for the purpose of purchasing the Securities.

(t)          Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Subscription Agreement is not binding upon the Company until accepted in writing by an authorized officer of the Company. In the event that this subscription is rejected, then Subscriber’s subscription funds (to the extent of such rejection) will be promptly returned in full without interest thereon or deduction therefrom.

(u)          Subscriber has not been furnished with any oral representation or oral information in connection with the offering of the Securities that is not contained in, or is in any way contrary to or inconsistent with, statements made in the Memorandum and this Subscription Agreement.

(v)         Subscriber represents that Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting or any public announcement or filing of or by the Company.

(w)          Subscriber has carefully read this Subscription Agreement and the Memorandum, and Subscriber has accurately completed the Confidential Subscriber Questionnaire which accompanies this Subscription Agreement.

(x)          No representations or warranties have been made to Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Securities the Subscriber is not relying upon any representations other than those contained in the Memorandum or in this Subscription Agreement.

(y)          Subscriber represents and warrants, to the best of Subscriber’s knowledge, that no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Subscription Agreement.

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(z)          Subscriber represents and warrants that Subscriber has: (i) not distributed or reproduced the Memorandum, in whole or in part, at any time, without the prior written consent of the Company, (ii) kept confidential the existence of the Memorandum and the information contained therein or made available in connection with any further investigation of the Company and (iii) refrained and shall refrain from trading in the publicly-traded securities of the Company for so long as such recipient has been in possession of any material non-public information contained in the Memorandum.

(aa)          If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, the person executing this Subscription Agreement hereby represents and warrants that the above representations and warranties shall be deemed to have been made on behalf of such entity and the Subscriber has made the same after due inquiry to determine the truthfulness of such representations and warranties.

(bb)          If the Subscriber is a corporation, partnership, limited liability company, trust, or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all requisite power and authority to execute and deliver this Subscription Agreement and purchase the Securities as provided herein; (ii) its purchase of the Securities will not result in any violation of, or conflict with, any term or provision of the charter, by-laws or other organizational documents of Subscriber or any other instrument or agreement to which the Subscriber is a party or is subject; (iii) the execution and delivery of this Subscription Agreement and Subscriber’s purchase of the Securities has been duly authorized by all necessary action on behalf of the Subscriber; and (iv) all of the documents relating to the Subscriber’s subscription to the Securities have been duly executed and delivered on behalf of the Subscriber and constitute a legal, valid and binding agreement of the Subscriber.

(cc)         The Subscriber understands and agrees that the securities are anticipated to be sold by the Company through the Selling Agent, a licensed broker-dealer, in an “best efforts” offering and that the Company has engaged the Selling Agent to sell the securities on its behalf, and will pay the Selling Agent the fees, expenses and Selling Agent’s Warrants set forth in the Memorandum in connection with the sale of the Securities.

(dd)         The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Subscriber represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

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To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Subscriber agrees to promptly notify the Company and the Selling Agent should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and Selling Agent may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and Selling Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs;

To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure , or any immediate family member or close associate of a senior foreign political figure; and

If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3.          Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a)          Due Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite power and authority to own its properties and to carry on its business as presently conducted. The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material and adverse effect on the business, condition (financial or otherwise), operations, prospects or property of the Company or any of its subsidiaries, taken as a whole (“Material Adverse Effect”).

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(b)          Due Authorization; Enforceability. Each transaction document has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to conduct its business as presently conducted and to enter into and deliver the transaction documents and to perform its obligations thereunder.

(c)          Non Contravention. None of the execution and delivery of, or performance by the Company under, any of the transaction documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of any lien, charge or other encumbrance upon any of the assets of the Company under, any agreement or other instrument to which the Company is a party or by which the Company or its assets may be bound, any term of the certificate of incorporation or by-laws of the Company, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its assets, except where such conflict, violation or creation

(d)          Conduct of Business. The conduct of business by the Company as presently conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company conducts or proposes to conduct such business, except as such regulation as is applicable to commercial enterprises generally. The Company has obtained all requisite licenses, permits and other governmental authorization necessary to conduct its business as presently, and as proposed to be, conducted, except where the failure to obtain such license, permit or other governmental authorization would result in a Material Adverse Effect.

(e)          No Defaults. No default by the Company exists in the due performance under any material agreement to which the Company is a party or to which any of its assets is subject (collectively, the “Company Agreements”), except where such defaults do not, individually or in the aggregate, have a Material Adverse Effect. The Company Agreements are in full force and effect in accordance with their respective terms.

(f)          Anti-Terrorism. Neither the sale of the Units by the Company nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its subsidiaries are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

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(g)          Capitalization; Additional Issuances. The issued and outstanding securities of the Company as of [          ], 2015 are as set forth in the Memorandum. Except as set forth in the Memorandum, as of [         ], 2015 there are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any Common Stock of the Company.

(h)          Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, is required for the execution by the Company of the transaction documents and compliance and performance by the Company of its obligations under the transaction documents, including, without limitation, the issuance and sale of the Securities, other than such consents, approvals and authorizations as shall have been received by the Company as of the closing date.

(i)          The Securities. The Securities upon issuance:

(i)          are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Act and any applicable state securities laws;

(ii)         have been, or will be, duly and validly authorized and on the date of issuance of the Securities, such Securities will be duly and validly issued, fully paid and non-assessable;

(iii)        will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)        will have been issued in reliance upon an exemption from the registration requirements of and, assuming the representations and warranties of the Subscriber herein is true and accurate, will have been issued in compliance with Section 5 under the 1933 Act.

(j)          Litigation. Except as disclosed in the Memorandum, there are no material legal proceedings, other than routine litigation incidental to the business, pending or, to the knowledge of the Company, threatened against or involving the Company or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Company.

4.          Indemnification. Subscriber agrees to indemnify and hold harmless the Company, the Selling Agent, and their respective officers, directors, employees, shareholders, agents, attorneys, representatives and affiliates, and any person acting for or on behalf of the Company or the Selling Agent, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees and disbursements) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company in connection with this investment. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription and the closings.

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5.          Registration Rights. The Company shall, within forty-five (45) days of the Final Closing, file a registration statement on Form S-1, Form S-3, or other eligible form (the “Registration Statement”), registering the shares issuable upon conversion of the Note (“Note Shares”) and shares issuable upon exercise of the Warrant (“Warrant Shares”). The Warrant Shares and Note Shares to be registered shall hereinafter be referred to as the “Registrable Securities.” The Registration Statement shall be filed with the Securities and Exchange Commission.

All expenses relating to the Company’s compliance with Section 5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, fees of transfer agents and registrars are called “Registration Expenses;” provided, however, Registration Expenses shall not include counsel fees to the Holder. The Company shall be responsible for all Registration Expenses.

The Company shall use commercially reasonable efforts to provide to the Holder, at least fifteen (15) days prior to the effectiveness of the Registration Statement, notice of such expected effective date (the “Expected Effectiveness Date”). When the Company proposes to effect the registration of the Registrable Securities under the Securities Act, the Company, provided it received notice (the “Holder Notice”) at least five (5) days prior to the Expected Effectiveness Date from the Holder specifying items (a) and (b), below, shall:

(a)          furnish to the Holder such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as the Holder reasonably may request in the Holder Notice to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement; and

(b)          list the Registrable Securities with any trading market on which the Common Stock is then listed.

The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of: (i) the date that all Registrable Securities has been sold or may be sold by non-affiliates without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders and (ii) the date which is the expiration date of the Warrants. Such Registration Statement shall also cover, to the extent allowable under the Securities Act and the rules promulgated thereunder, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Warrant Shares.

The foregoing provisions notwithstanding, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the Holder.

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6.          Miscellaneous.

(a)          Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b)          Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c)          Subscriber has read and has accurately completed this entire Subscription Agreement.

(d)          This Subscription Agreement, the Confidential Purchase Questionnaire, the Note, the certificate representing the Warrant constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended or waived only by a written instrument signed by all parties.

(f)          Subscriber acknowledges that it has been advised and has had the opportunity to consult with Subscriber’s own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(g)          Any notice or other document required or permitted to be given or delivered to the parties hereto shall be in writing and sent: (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid).

If to the Company, at:

Elephant Talk Communication Corp.

100 Park Avenue

New York, NY 10017

Tel: 31 20 635916

With a copy to:

Barry I. Grossman, Esq.

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas FL 11

New York, NY 10105

Tel: (212) 370-1300, Fax: (212) 370-7889

If to the Subscriber, at its address set forth on the signature page to this Subscription Agreement, or such other address as Subscriber shall have specified to the Company in writing.

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(h)          Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or any delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(i)          This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts except with respect to the conflicts of law provisions thereof, and shall be binding upon the Subscriber and the Subscriber’s heirs, estate, legal representatives, successors and permitted assigns and shall inure to the benefit of the Company, and its successors and assigns.

(j)          Any legal suit, action or proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The parties hereto hereby: (i) waive any objection which they may now have or hereafter have to the venue of any such suit, action or proceeding, and (ii) irrevocably consent to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The parties further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon a party which is mailed by certified mail to such party’s address shall be deemed in every respect effective service of process upon such party in any such suit, action or proceeding.

(k)          If any provision of this Subscription Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l)          The parties understand and agree that money damages would not be a sufficient remedy for any breach of this Subscription Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including an injunction and specific performance, as a remedy for any such breach, without the necessity of establishing irreparable harm or posting a bond therefor. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of this Subscription Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m)          All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

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(n)          This Subscription Agreement may be executed in counterparts and by facsimile, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

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[Signature Pages Follow]

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Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$

Purchase Price	Aggregate Amount of Investment

Print or Type Name	Print or Type Name (Joint-owner)

Signature	Signature (Joint-owner)

Date	Date (Joint-owner)

Social Security Number	Social Security Number (Joint-owner)

Address	Address (Joint-owner)

_________Joint Tenancy	_________Tenants in Common

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Signature Page for Partnerships Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$	$
Total Purchase Price	Aggregate Amount of Investment

Print or Type Name of Entity

Address

Taxpayer I.D. No. (if applicable)	Date

Signature	Print or Type Name and Indicate
Title or Position with Entity

Signature (other authorized signatory)	Print or Type Name and Indicate
Title or Position with Entity

S-2

Acceptance:

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

ELEPHANT TALK COMMUNICATION CORP.

By:
Name:	Robert Harold (Hal) Turner
Title:	Executive Chairman of the Board

Date:__________________________, 2015

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